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                  JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

                                  A SERIES OF

                        J.P. MORGAN FLEMING SERIES TRUST

                  SUPPLEMENT DATED JUNE 3, 2005 TO THE FUND'S
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2005

The section of the PROSPECTUS entitled "The Funds' Investment Adviser and Sub-Advisers" is amended to add the following:

On May 20, 2005, Shareholders of record as of March 14, 2005, of the JPMorgan Multi-Manager Small Cap Growth Fund (the "Fund") approved a sub-advisory agreement by and between J.P. Morgan Investment Management Inc. ("JPMIM"), the Fund's Adviser, and BlackRock Advisors, Inc. ("BlackRock"). BlackRock joins Oberweis Asset Management, Inc., J. & W. Seligman & Co. Incorporated and UBS Global Asset Management (Americas) Inc., as a sub-adviser to the JPMorgan Multi-Manager Small Cap Growth Fund. The BlackRock sub-advisory agreement is substantially similar to the existing sub-advisory agreements. JPMIM will pay BlackRock a sub-advisory fee of 0.55% of the Fund's average daily net assets. This fee is the same as is paid to the Fund's other sub-advisers.


CONFORMING CHANGES ARE MADE TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
             PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR
                               FUTURE REFERENCE.


                                                                SUP-MULTIPS-605